Dear Shareholder:

The year ended October 31, 2002, was not easy to navigate. A relentless series of difficult events undermined the performance of the stock markets throughout the 12 months, even as the economy began a slow recovery.

At the beginning of the fiscal year, the nation was reeling from the aftermath of the September 11th terrorist attacks. The shock of those attacks overwhelmed the nation, hurting the travel and insurance industries, as well as the financial services sector to some degree. Federal spending increased for homeland security and the war in Afghanistan, leading to a strain on the federal budget.

By January, the headlines were filled with news of corporate and accounting scandals at large, once-respected companies, including Tyco, Enron, WorldCom and Global Crossing. Prices of both stocks and corporate bonds were affected as investors began to question the health of many corporations.

As this 12-month period began, the nation was already confronting a slow, shallow recession triggered partially by the meltdown in the once booming technology sector. However, the economy's health gradually regained strength as 2002 progressed. Low interest rates helped. Last December the Federal Reserve cut short-term interest rates to 1.75%, the lowest level in more than 40 years.

The interest rate cuts led to lower mortgage rates and lower rates on credit cards, giving a boost to the economy. The cuts, coupled with the desire of investors to own safe, "risk-free" securities, also had the effect of driving Treasury market yields to historic lows. The yield on the 10-year note fell to 3.58% on October 9, the lowest level in 40 years. The opportunities in the bond market these last 12 months were in selected corporate and government agency securities, which were trading at higher-than-normal yields relative to comparable Treasuries. Overall, it was a good period for bonds- the Lehman Brothers Government/Credit Bond Index rose 5.45% in the 12 months ended October 31, 2002.

For most of the year the stock markets shrugged off any good news. The Dow Jones Industrial Average fell 6% in the 12-months ending October 31. The S&P 500 was down 15% for the period, while the Nasdaq Composite fell 21%. Castle Convertible Fund was down 8.07% on a NAV basis for the year ended October 31, 2002.

As we move into 2003, we believe the economy will grow at a steady 2% to 3% rate, similar to this past year. Although the stock market will likely remain volatile, we believe that Castle's portfolio holdings should continue to produce positive returns for its investors.

                                       Respectfully submitted,

                                       /s/ Dan C. Chung

                                       Dan C. Chung
                                       Chief Investment Officer


December 16, 2002


CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 2002

<CATPTION>

Principal     Corporate Convertible
 Amount        Bonds-46.0%                                     Value
-----------------------------------------------------------------------

              AEROSPACE & DEFENSE-3.2%
$  500,000    EDO Corporation, Cv. Sub.
              Notes, 5.25%, 4/15/07(a)                      $   472,500
 1,000,000    L-3 Communications Holdings,
              Inc., Senior Sub Cv. Contingent
              Debt Securities 4.00%, 9/15/11                  1,137,500
                                                            -----------
                                                              1,610,000
                                                            -----------


              BIOTECHNOLOGY-2.2%
   650,000    Aviron, Cv. Sub. Notes,
              5.25%, 2/1/08                                     619,775
   400,000    Charles River Laboratories
              International, Inc., Senior Cv.
              Deb., 3.50%, 2/1/22                               477,520
                                                            -----------
                                                              1,097,295
                                                            -----------

              COMMERCIAL SERVICES &
              SUPPLIES-1.7%
   750,000    First Data Corporation, Senior
              Cv. Contingent Debt Securities,
              2.00%, 3/1/08                                     854,025
                                                            -----------

              COMMUNICATIONS EQUIPMENT-.5%
   300,000    Adaptec, Inc., Cv. Sub. Notes,
              3.00%, 3/5/07(a)                                  234,750
                                                            -----------

              ELECTRONIC EQUIPMENT &
              INSTRUMENTS-1.8%
   500,000    Agilent Technologies, Inc.,
              Senior Cv. Deb., 3.00%,
              12/1/21                                           433,630
   500,000    Jabil Circuit, Inc., Cv. Sub.
              Notes, 1.75%, 5/15/21                             463,850
                                                            -----------
                                                                897,480
                                                            -----------

              ENERGY EQUIPMENT & SERVICES-3.3%
   650,000    BJ Services Company, Cv. Senior
              Notes, .3954%, 4/24/22(a)                         518,375
   500,000    Diamond Offshore Drilling, Inc.,
              Cv. Senior Deb., 1.50%,
              4/15/31                                           455,000
   650,000    Kerr-McGee Corporation, Cv.
              Sub. Deb., 5.25%, 2/15/10                         702,845
                                                            -----------
                                                              1,676,220
                                                            -----------

              HEALTH CARE-10.9%
   500,000    AmeriSource Health
              Corporation, Cv. Sub.
              Notes, 5.00%, 12/1/07                             772,100
   500,000    Community Health Systems,
              Inc., Cv. Sub. Notes, 4.25%,
              10/15/08                                          510,250
   700,000    Health Management Associates,
              Inc., Cv. Senior Sub. Deb.,
             .25%, 8/16/20                                      474,110
   500,000    LifePoint Hospitals, Inc., Cv.
              Sub. Notes, 4.50%, 6/1/09                         496,250
   500,000    Medtronic, Inc., Senior Cv.
              Deb., 1.25%, 9/15/21                              521,250


Principal     Corporate Convertible
 Amount        Bonds-46.0%                                     Value
-----------------------------------------------------------------------

              HEALTH CARE-(Continued)
$1,250,000    Omnicare, Inc., Cv. Sub. Deb.,
              5.00%, 12/1/07                                $ 1,153,125
   750,000    Province Healthcare Company,
              Cv. Sub. Notes, 4.50%,
              11/20/05                                          581,250
   500,000    Quest Diagnostics Incorporated,
              Contingent Cv. Deb., 1.75%,
              11/30/21                                          538,750
   700,000    Universal Health Services, Inc.,
              Cv.  Deb., .426%, 6/23/20                         458,710
                                                            -----------
                                                              5,505,795
                                                            -----------

              HOTELS, RESTAURANTS &
              LEISURE-1.4%
   750,000    Hilton Hotels Corp., Cv. Sub.
              Notes, 5.00%, 5/15/06                             711,562
                                                            -----------

              INFORMATION TECHNOLOGY
              CONSULTING & SERVICES-.7%
   250,000    Affiliated Computer Services,
              Inc., Cv. Sub. Notes 3.50%,
              2/15/06                                           324,725
                                                            -----------

              INSURANCE-.8%
   500,000    Loews Corporation,
              Exchangeable Sub. Notes,
              3.125%, 9/15/07                                   436,250
                                                            -----------

              MEDIA-1.0%
   500,000    Liberty Media Corporation,
              Senior Exchangeable Deb.,
              3.25%, 3/15/31                                    497,500
                                                            -----------

              PHARMACEUTICALS-2.1%
   650,000    IVAX Corporation, Cv. Senior
              Sub. Notes, 4.50%, 5/15/08                        521,625
   650,000    King Pharamaceuticals, Inc.,
              Cv. Deb., 2.75%, 11/15/21                         558,188
                                                            -----------
                                                              1,079,813
                                                            -----------

              REAL ESTATE-2.4%
 1,150,000    Equity Office Properties
              Operating Ltd. Partnership,
              Senior Exchange Notes,
              7.25%, 11/15/08                                 1,196,000
                                                            -----------

              RETAIL-7.1%
   750,000    Barnes & Noble, Inc., Cv. Sub.
              Notes, 5.25%, 3/15/09                             746,250
   500,000    Gap, Inc., (The) Senior Cv.
              Notes, 5.75%, 3/15/09(a)                          518,150
   250,000    Gap, Inc., (The) Senior Cv.
              Notes, 5.75%, 3/15/09                             259,075
   500,000    Penney (J.C.) Company, Inc.,
              Cv. Sub. Notes, 5.00%,
              10/15/08                                          475,800
   500,000    Performance Food Group
              Company, Cv. Sub. Notes,
              5.50%, 10/16/08                                   684,400


Principal     Corporate Convertible
 Amount       Bonds-46.0%                               Value
-----------------------------------------------------------------------

              RETAIL-(Continued)
$1,000,000    The Pep Boys-Manny, Moe &
              Jack, Cv. Senior Notes, 4.25%,
              6/1/07(a)                                     $   880,938
                                                            -----------
                                                              3,564,613
                                                            -----------

              SEMICONDUCTOR EQUIPMENT
              & PRODUCTS-5.1%
 1,000,000    Analog Devices, Inc., Cv. Sub.
              Notes, 4.75%, 10/1/05                             983,400
   650,000    International Rectifer
              Corporation, Cv. Sub. Notes,
              4.25%, 7/15/07                                    520,000
   500,000    Teradyne Inc., Cv. Senior Notes,
              3.75%, 10/15/06                                   432,225
   650,000    Texas Instruments Tucson
              Corporation (Burr Brown
              Corporation) Cv. Sub. Notes,
              4.25%, 2/15/07                                    650,000
                                                            -----------
                                                              2,585,625
                                                            -----------

              SOFTWARE-.7%
   250,000    Symantec Corporation, Cv.
              Sub. Notes, 3.00%, 11/1/06                        354,700
                                                            -----------

              WIRELESS TELECOMMUNICATION
              SERVICES-1.1%
   675,000    Nextel Communications, Inc.,
              Cv. Senior Notes, 4.75%,
              7/1/07                                            569,565
                                                            -----------
              Total Corporate Convertible
              Bonds (Cost $23,718,597)                       23,195,918
                                                            -----------

              Convertible Preferred
Shares        Securities-9.4%
------

              BANKS-1.7%
    16,700    Washington Mutual, Capital
              Trust 2001, 5.375%, Cv. Pfd.
              Income Equity Redeemable
              Securities                                        868,400
                                                            -----------

              ENERGY-1.9%
    20,000    Unocal Capital Trust II, 6.25%,
              Cv. Pfd.                                          957,500
                                                            -----------

              FOOD & PRODUCTS-1.4%
    14,000    Suiza Capital Trust II,
              5.50%, Cv. Pfd                                    721,000
                                                            -----------

              HOUSEHOLD DURABLES-1.9%
    21,000    Newell Financial Trust I, 5.25%,
              Cv. Quarterly Income Pfd.                         963,375
                                                            -----------

              INSURANCE-1.3%
    32,000    Travelers Property Casualty
              Corp., 4.50%, Cv. Jr. Sub.
              Notes                                             680,000
                                                            -----------

              PAPER PACKAGING & FOOD
              PRODUCTS-1.2%
    12,700    International Paper Capital
              Trust, 5.25%, Cv. Pfd.                            581,025
                                                            -----------
              Total Convertible
              Preferred Securities
              (Cost $4,934,439)                               4,771,300
                                                            -----------

              Manatory Convertible
Shares        Securities -18.1%                                Value
-----------------------------------------------------------------------

              AEROSPACE & DEFENSE-3.8%
     8,250    Northrop Grumman Corp., Equity
              Security Units, 7.25%,
              11/16/04(b)                                   $   918,143
    19,100    Raytheon Company, 8.25%,
              Equity Security Units,
              5/15/04(b)                                      1,006,379
                                                            -----------
                                                              1,924,522
                                                            -----------

              COMMUNICATION EQUIPMENT-1.0%
    15,000    Motorola Inc., 7.00%, Equity
              Security Units, 11/16/04(b)                       502,500
                                                            -----------

              DIVERSIFIED FINANCIALS-1.4%
    37,500    Affiliated Managers Group, Inc.,
              6.00%, Feline (PRIDES),
              11/17/04(b)                                       729,000
                                                            -----------

              DIVERSIFIED TELECOMMUNICATION
              SERVICES-2.2%
    12,000    ALLTEL Corporation, 7.75%,
              Equity Units, 5/17/05(b)                          598,800
    20,000    CenturyTel, Inc., 6.875%,
              Corporate Units, 5/15/05(b)                       491,000
                                                            -----------
                                                              1,089,800
                                                            -----------

              ELECTRIC UTILITIES-.8%
    14,200    DTE Energy Company, 8.75%,
              Equity Security Units,
              8/16/05(b)                                        392,914
                                                            -----------

              ENERGY-4.0%
    10,000    Cinergy Corp., 9.50%, Feline
              Income (PRIDES), 2/16/05(b)                       528,100
    10,500    Dominion Resources Inc.,
              8.75%, Upper DECS Equity
              Income Securities, 5/15/06(b)                     474,600
    35,000    Valero Energy Corp., Trust I,
              7.75%, Premium Equity
              Participating Security Units,
              8/18/03(b)                                      1,001,000
                                                            -----------
                                                              2,003,700
                                                            -----------

              HEALTH CARE-1.0%
     6,375    Anthem, Inc., 6.00%, Equity
              Security Units, 11/15/04(b)                       507,386
                                                            -----------

              INSURANCE-2.3%
    10,000    MetLife Capital Trust I, 8.00%,
              Equity Security Units,
              5/15/03(b)                                        755,500
    15,000    Platinum Underwriters Holdings,
              Ltd., 7.00%, Equity Security
              Units, 11/16/05(b)                                416,250
                                                            -----------
                                                              1,171,750
                                                            -----------

              PAPER & FOREST PRODUCTS-.9%
    11,000    Boise Cascade Corporation,
              Boise Cascade Trust, 7.50%,
              Adjustable Conversion Rate
              Equity Security Units,
              12/16/04(b)                                       449,020
                                                            -----------


              Manatory Convertible
Shares        Securities -(Continued)                          Value
-----------------------------------------------------------------------

              SPECIALTY RETAIL-.7%
    10,000    Toys "R" Us, Inc., 6.25%, Equity
              Security Units, 8/16/05(b)                    $   339,000
                                                            -----------
              Total Mandatory Convertible
              Securities (Cost $10,203,037)                   9,109,592
                                                            -----------
              Common Stocks-12.3%

              DIVERSIFIED FINANCIALS-1.3%
    17,500    Citigroup Inc.                                    646,625
                                                            -----------

              ELECTRIC UTILITIES-1.0%
    15,000    FirstEnergy Corp.                                 486,750
                                                            -----------

              FOOD PRODUCTS-1.1%
    22,000    ConAgra Foods, Inc.                               533,500
                                                            -----------

              MULTI-UTILITIES &
              UNREGULATED POWER-.7%
    16,800    Energy East Corporation                           357,840
                                                            -----------

              OIL & GAS-.9%
     6,700    ChevronTexaco Corporation                         453,121
                                                            -----------

              PHARMACEUTICALS-3.0%
    20,000    Bristol-Myers Squibb
              Company                                           492,200
    10,000    Merck & Co., Inc.                                 542,400
    14,300    Wyeth                                             479,050
                                                            -----------
                                                              1,513,650
                                                            -----------


              Common Stocks-
Shares        (Continued)                                      Value
-----------------------------------------------------------------------

              ROAD & RAIL-2.6%
    15,000    Canadian National Railway
              Company                                       $   640,050
    11,800    Union Pacific Corporation                         696,790
                                                            -----------
                                                              1,336,840
                                                            -----------

              TOBACCO-.9%
    11,000    Philip Morris Companies Inc.                      448,250
                                                            -----------

              WIRELESS TELECOMMUNICATION
              SERVICES-.8%
    11,000    Verizon Communications Inc.                       415,360
                                                            -----------
              Total Common Stocks
              (Cost $6,486,062)                               6,191,936
                                                            -----------


Principal     Short-Term
 Amount       Investments-18.9%                                Value
-----------------------------------------------------------------------

$9,550,000    Federal Home Loan
              Banks, 1.50%, 11/1/02
              Cost $9,550,000)                               9,550,000
                                                            -----------

Total Investments (Cost $54,892,135)(c)           104.7%     52,818,746
Liabilities in Excess of Other Assets              (4.7)     (2,373,755)
                                                  ---------------------
Net Assets                                        100.0%    $50,444,991
                                                  =====================

--------------------
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(c) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $55,258,640 amounted to $2,439,894 which consisted of aggregate gross unrealized appreciation of $1,101,991 and aggregate gross unrealized depreciation of $3,541,885.

                      See Notes to Financial Statements


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002


ASSETS:
  Investments in securities, at value (cost $54,892,135),
   see accompanying schedule of investments                                     $52,818,746
  Cash                                                                               56,682
  Receivable for investment securities sold                                         307,053
  Dividends and interest receivable                                                 334,994
  Prepaid expenses                                                                   25,777
                                                                                -----------
      Total Assets                                                               53,543,252


LIABILITIES:
  Payable for investment securities purchased                     $3,006,362
  Investment advisory fees payable                                    31,694
  Directors' fees payable                                              4,285
  Accrued expenses                                                    55,920
                                                                  ----------
      Total Liabilities                                            3,098,261
                                                                  ----------

NET ASSETS applicable to 2,236,003 outstanding shares of $0.01
 par value (10,000,000 shares authorized)                                       $50,444,991
                                                                                ===========
NET ASSET VALUE PER SHARE                                                       $     22.56
                                                                                ===========

                      See Notes to Financial Statements


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF OPERATIONS
For the year ended October 31, 2002


INVESTMENT INCOME:
  Income:
  Interest                                                                               $ 1,309,144
  Dividends                                                                                1,732,418
                                                                                         -----------
      Total Income                                                                         3,041,562

Expenses:
  Investment advisory fees-Note 2(a)                                     $   425,005
  Directors' fees                                                             46,000
  Shareholder reports                                                         37,953
  Custodian fees                                                              16,414
  Professional fees                                                           22,858
  Bookkeeping fees                                                            18,000
  Transfer agent fees                                                         13,039
  Miscellaneous                                                               33,805
                                                                         -----------

      Total Expenses                                                                         613,074

                                                                                         -----------
NET INVESTMENT INCOME                                                                      2,428,488
                                                                                         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                        (2,201,495)
  Net change in unrealized appreciation (depreciation) on investments     (4,870,976)
                                                                         -----------
  Net realized and unrealized gain (loss) on investments                                  (7,072,471)
                                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $(4,643,983)
                                                                                         ===========

                      See Notes to Financial Statements


CASTLE CONVERTIBLE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                                               Year Ended          Year Ended
                                                                            October 31, 2002    October 31, 2001
                                                                            ------------------------------------

FROM INVESTMENT ACTIVITIES:
  Net investment income                                                       $ 2,428,488        $ 2,998,610
  Net realized loss on investments                                             (2,201,495)          (118,596)
  Net change in unrealized appreciation (depreciation) on investments          (4,870,976)        (3,921,515)
                                                                              ------------------------------
  Net decrease in net assets resulting from operations                         (4,643,983)        (1,041,501)
                                                                              ------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                                        (2,526,683)        (2,973,884)
                                                                              ------------------------------
  Net realized gains                                                                    -         (1,475,762)
      Total dividends                                                          (2,526,683)        (4,449,646)
                                                                              ------------------------------

      Net decrease in net assets                                               (7,170,666)        (5,491,147)

NET ASSETS:
  Beginning of year                                                            57,615,657         63,106,804
                                                                              ------------------------------

  End of year (including undistributed net investment income of $610,235
   and $300,998, respectively)                                                $50,444,991        $57,615,657
                                                                              ==============================

                      See Notes to Financial Statements


FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year


                                                              Year Ended October 31,
                                               ---------------------------------------------------
                                               2002(a)     2001       2000       1999       1998
                                               ---------------------------------------------------

Net asset value, beginning of year             $ 25.77    $ 28.22    $ 26.20    $ 25.32    $ 30.08
                                               ---------------------------------------------------
Net investment income                             1.09       1.34       1.40       1.32       1.39
Net realized and unrealized gain (loss) on
 investments                                     (3.17)     (1.80)      2.24       1.07      (2.36)
                                               ---------------------------------------------------
Total from investment operations                 (2.08)     (0.46)      3.64       2.39      (0.97)
                                               ---------------------------------------------------
Dividends from net investment income             (1.13)     (1.33)     (1.32)     (1.46)     (1.49)
Distributions from net realized gains                -      (0.66)     (0.30)     (0.05)     (2.30)
                                               ---------------------------------------------------
      Total Distributions                        (1.13)     (1.99)     (1.62)     (1.51)     (3.79)
                                               ---------------------------------------------------
Net asset value, end of year                   $ 22.56    $ 25.77    $ 28.22    $ 26.20    $ 25.32
                                               ===================================================
Market value, end of year                      $ 20.57    $ 24.25    $ 22.75    $ 21.00    $ 22.75
                                               ===================================================

Total investment return based on market
 value per share                                (11.05%)    15.83%     16.51%     (1.29%)     1.66%
                                               ===================================================

Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)      $50,445    $57,616    $63,107    $58,583    $56,627
                                               ===================================================
  Ratio of expenses to average net assets         1.09%      1.03%      1.06%      1.02%      1.04%
                                               ===================================================

  Ratio of net investment income to average
   net assets                                     4.30%      4.89%      5.05%      5.05%      5.00%
                                               ===================================================
  Portfolio Turnover Rate                       186.48%     53.81%     68.55%     60.65%     52.99%
                                               ===================================================

--------------------
(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premiums and discounts on debt securities for financial reporting purposes only. For the year ended October 31, 2002, the effect of this change was to increase net investment income per share by $.07, decrease net realized and unrealized gain (loss) by $.07 and increase the ratio of net investment income to average net assets from 4.01% to 4.30%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

                      See Notes to Financial Statements


CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation-Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

      As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premiums and discounts on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums and discounts on debt securities.

      The cumulative effect of this accounting change resulted in a $308,216 increase in cost of investments and a corresponding $308,216 increase in net unrealized depreciation, based on investments owned by the Fund on November 1, 2001.

      The effect of this change for the year ended October 31, 2002, was to increase net investment income by $161,218, increase net unrealized depreciation of investments by $8,596, and increase net realized loss on investments by $152,622. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

(c) Dividends to Shareholders-Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or paid-in capital, depending on the type of book/tax differences that may exist.

      At October 31, 2002, the Fund reclassified $99,216 to undistributed net investment income (accumulated loss) and $105,288 from undistributed net realized gain (accumulated loss) to paid-in capital. Reclassifications result primarily from the difference in tax treatment of certain debt instruments. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

(d) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required. At October 31, 2002, the net capital loss carryforward of the Fund which may be used to offset future net realized gains was approximately $1,688,291, and expires in 2009 and 2010.

(e) Other-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees-Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 2002, no reimbursement was required pursuant to the Contract. For the year ended October 31, 2002, the total investment advisory fee charged to the Fund amounted to $425,005, and the Adviser received $18,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees-Alger Shareholder Services, Inc. ("Alger
Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 2002, the Fund incurred fees of approximately $10,000 for services provided by Alger Services and reimbursed Alger Services approximately $3,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees-Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates-At October 31, 2002, the Adviser and its affiliates owned 451,241 shares of the Fund.

NOTE 3-Securities Transactions:

      During the year ended October 31, 2002, purchases and sales of investment securities, excluding short-term securities, aggregated $92,253,037 and $94,906,286, respectively.

NOTE 4-Components of Net Assets:

      At October 31, 2002, the Fund's net assets consisted of:


Paid-in capital                        $54,018,140
Undistributed net investment income        610,235
Undistributed net realized gain         (2,109,995)
Net unrealized depreciation             (2,073,389)
                                       -----------
NET ASSETS                             $50,444,991
                                       ===========

NOTE 5-Distributions to Shareholders:

      Distributions paid from ordinary income during the years ended October 31, 2002 and 2001 were $2,526,683 and $4,449,646, respectively.

      As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:


Undistributed ordinary income    $   555,036
Undistributed long-term gain               -
Capital loss carrryforward         1,688,291
Unrealized appreciation
 (depreciation)                   (2,439,894)

      The difference between book basis and tax-basis undistributed long-term gain is attributable primarily to the tax deferral of losses on wash sales.

                       Report of Independent Auditors

To the Shareholders and Board of Directors of Castle Convertible Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc., including the schedule of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2001 and the financial highlights for the four years then ended were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

      We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in securities as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Castle Convertible Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.


                                       ERNST & YOUNG LLP


New York, New York
December 13, 2002

Directors and Officers of the Fund

      Information about the Directors and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Fund, The Alger American Fund, The Alger Institutional Fund and Spectra Fund, each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Director serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.


                                                                                                Number of Portfolios
                                                                                                  in the Alger Fund
                                                                                 Director              Complex
  Name, Age, Position with                                                         and/or        which are Overseen
    the Fund and Address                    Principal Occupations              Officer Since         by Director
--------------------------------------------------------------------------------------------------------------------

Interested Directors

Fred M. Alger III (67)         Chairman of the Board and President of              1974                 22
 Chairman of the Board         Alger Associates, Inc. ("Associates"), Fred
 and President                 Alger & Company, Incorporated ("Alger Inc."),
                               Alger Management, Alger Properties, Inc.
                               ("Properties"), Alger Shareholder Services,
                               Inc. ("Services"), Alger Life Insurance
                               Agency, Inc. ("Agency"), Fred Alger Interna-
                               tional Advisory S.A. ("International"), and
                               the five funds in the Alger Fund Complex;
                               Chairman of the Boards of Alger SICAV
                               ("SICAV") and Analysts Resources, Inc.
                               ("ARI").

James P. Connelly, Jr. (39)    Executive Vice President of Alger Inc.; Vice        2000                 16
 Vice Chairman of the          Chairman of the Boards of four of the five
 Board                         funds in the Alger Fund Complex; Director of
                               International and SICAV, Executive Vice
                               President and Director of Alger National
                               Trust Company ("Trust").

Dan C. Chung (40)              Chief Investment Officer of Alger Manage-           2001                 16
 Director                      ment; Executive Vice President and Director
                               of Associates, Alger Management, Alger Inc.,
                               Properties, Services, Agency, International,
                               ARI and Trust; Trustee/Director of four of the
                               five funds in the Alger Fund Complex.

Non-Interested Directors

Stephen E. O'Neil (70)         Attorney; Private investor since 1981; Director     1973                 22
 Director                      of NAHC, Inc. and Brown-Forman Corpora-
 200 East 66th Street          tion; Trustee/Director of the five funds in the
 New York, NY 10021            Alger Fund Complex; formerly of Counsel to
                               the law firm of Kohler & Barnes; formerly
                               Director of Syntro Corporation.

Charles F. Baird, Jr. (49)     Managing Partner of North Castle Partners, a        2000                 16
 Director                      private equity securities group; Chairman of
 183 East Putnam Avenue        Equinox, Leiner Health Products, Elizabeth
 Greenwich, CT 06830           Arden Day Spas, Grand Expeditions and EAS;
                               Trustee/Director of four of the five funds in
                               the Alger Fund Complex. Formerly Managing
                               Director of AEA Investors, Inc.

Roger P. Cheever (57)          Associate Dean of Development, Harvard              2000                 16
 Director                      University; Trustee/Director of four of the five
 124 Mount Auburn Street       funds in the Alger Fund Complex. Formerly
 Cambridge, MA 02138-5762      Deputy Director of the Harvard College Fund.

Lester L. Colbert, Jr. (68)    Private investor; Trustee/Director of four of       1974                 16
 Director                      the five funds in the Alger Fund Complex.
 551 Fifth Avenue              Formerly Chairman of the Board and Chief
 Suite 3800                    Executive Officer of Xidex Corporation.
 New York, NY 10176

Nathan E. Saint-Amand,         Medical doctor in private practice; Co-Partner      1986                 22
 M.D. (64)                     Fishers Island Partners; Member of the Board
 Director                      of the Manhattan Institute; Trustee/Director of
 2 East 88th Street            the five funds in the Alger Fund Complex.
 New York, NY 10128            Formerly Co-Chairman Special Projects
                               Committee of Memorial Sloan Kettering.

B. Joseph White (55)           President, William Davidson Institute at the        1999                 22
 Director                      University of Michigan Business School;
 701 Tappan Street, D2253      William K. Pierpont Collegiate Professor,
 Ann Arbor, MI 48109           University of Michigan Business School;
                               Director, Gordon Food Service; Trustee and
                               Chair, Audit Committee, Equity Residential
                               Properties Trust; Director and Chair, Compen-
                               sation Committee, Kelly Services, Inc.;
                               Trustee/Director of the five funds in the Alger
                               Fund Complex.

Officers

Gregory S. Duch (51)           Executive Vice President, Treasurer and             1989                 N/A
 Treasurer                     Director of Alger Inc., Alger Management,
                               Properties and Associates; Executive Vice
                               President and Treasurer of ARI, Services
                               and Agency; Treasurer and Director of
                               International; Treasurer of the five funds in
                               the Alger Fund Complex. Chairman of the
                               Board of Trust.

Dorothy G. Sanders (47)        Senior Vice President, General Counsel              2000                 N/A
 Secretary                     and Secretary of Alger, Inc., General Counsel
                               and Secretary of Associates, Agency,
                               Properties, Services, ARI and Alger Manage-
                               ment; Secretary of International, and the five
                               funds in the Alger Fund Complex. Formerly
                               Senior Vice President, Fleet Financial Group.

Frederick A. Blum (48)         Senior Vice President of Alger Management;          1996                 N/A
 Assistant Secretary and       Assistant Treasurer and Assistant Secretary
 Assistant Treasurer           of the five funds in the Alger Fund Complex.
                               Director, Executive Vice President and
                               Treasurer of the Trust.

      Messrs. Alger and Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management and Alger Inc., the Fund's principal underwriter. Mr. Chung is Mr. Alger's son-in-law. Mr. Connelly is an interested person of the Fund because of his affiliation with Alger, Inc. No Director is a director of any public company except as may be indicated under "Principal Occupations."


Castle Convertible Fund, Inc.

Board of Directors

Fred M. Alger, Chairman
James P. Connelly, Jr., Vice Chairman
Charles F. Baird, Jr.
Roger P. Cheever
Dan C. Chung
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White
---------------------------------------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
111 Fifth Avenue, 2nd Floor
New York, NY 10003
--------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, NJ 07302-9811
--------------------------------------------------------------------------

Change in the Fund's Certifying Accountant

In December 2001, the Board of Directors of the Fund selected Arthur Andersen LLP ("Andersen") as its independent public accountant for the fiscal year ended October 31, 2002. At a special meeting held on July 3, 2002, the Board of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, elected to terminate the appointment of Andersen in light of recent events involving that firm and selected Ernst & Young LLP as the Fund's independent public accountant for the 2002 fiscal year. The decision to change accountants was approved by the Fund's Audit Committee.

Andersen's reports on the Fund's financial statements for the Fund's two most recent fiscal years prior to the fiscal year ended October 31, 2002 contained no adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope, or accounting principles. During those fiscal years and the subsequent period preceding Andersen's dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds listed in Item 304, paragraph (a)(1)(v), of Regulation S-K under the Securities Exchange Act of 1934.
--------------------------------------------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.


                        Castle Convertible Fund, Inc.


                                Annual Report
                              October 31, 2002